UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 10, 2024

Date of Report (Date of earliest event reported)

IMMERSION CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-38334	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2999 N.E. 191st Street, Suite 610, Aventura, FL  33180

(Address of principal executive offices and zip code)

(408) 467-1900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IMMR	The NASDAQ Global Market
Series B Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On June 12, 2024, Immersion Corporation, a Delaware corporation (the “Registrant”), filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Form 8-K”) reporting the completion on June 10, 2024 of the previously announced transactions (the “Transactions”) contemplated by the Standby, Securities Purchase and Debt Conversion Agreement (the “Purchase Agreement”) among Toro 18 Holdings, LLC (“Investor”), a Delaware limited liability company and wholly owned subsidiary of the Registrant, Barnes & Noble Education, Inc., a Delaware corporation (“BNED”), Vital Fundco, LLC (“Vital”), TopLids LendCo, LLC (“TopLids” and, together with Vital, the “Lien Purchasers”), Outerbridge Capital Management, LLC (“Outerbridge”), and Selz Family 2011 Trust (“Selz” and, together with Outerbridge, Investor, Vital, and TopLids, each individually a “Purchaser” and together the “Purchasers”).

This Current Report on Form 8-K/A is being filed to amend the Form 8-K to provide the financial statements and pro forma financial information described below, in accordance with the requirements of Item 9.01 of Form 8-K. The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Registrant and BNED would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the Transactions. Except as described above, all other information in the Form 8-K filed on June 10, 2024 remains unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The audited consolidated balance sheets of BNED and its subsidiaries as of April 29, 2023 and April 27, 2024 and related consolidated statements of income and comprehensive income (loss), changes in stockholders’ equity, and cash flows for each of the fiscal years ended April 29, 2023 and April 27, 2024, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.1, and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of the Registrant and BNED as of and for the year ended December 31, 2023 and the three and six months ended June 30, 2024 are filed herewith and attached hereto as Exhibit 99.2, and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm of BNED.
99.1

Audited Consolidated Financial Statements of BNED as of April 29, 2023 and April 27, 2024 and for the fiscal years ended April 29, 2023 and April 27, 2024 (incorporated by reference to Item 8. “Financial Statements and Supplementary Data” in BNED’s Annual Report on Form 10-K for the year ended April 27, 2024, filed with the SEC on July 1, 2024).

99.2	Unaudited pro forma combined financial information of the Registrant and BNED as of and for the year ended December 31, 2023 and the six months ended June 30, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION

Date:	August 26, 2024	By:	/s/ J. MICHAEL DODSON
		Name:	J. Michael Dodson
		Title:	Chief Financial Officer